                 EIGHTH AMENDMENT TO LETTER OF CREDIT AGREEMENT
                 ----------------------------------------------


            EIGHTH AMENDMENT (the "Amendment"), dated as of June 23, 1997, among The LTV Corporation, a Delaware corporation ("LTV"), LTV Steel Company, Inc., a New Jersey corporation ("LTVSC"), LTV Steel Mining Company, a Minnesota limited partnership ("LTVSM"), LTV Steel Tubular Products Company, a Delaware corporation ("LTVSTP", and together with LTVSC and LTVSM, the "Borrowers"), the financial institutions party to the Credit Agreement referred to below (the "Lenders") and BT Commercial Corporation, acting as Agent (the "Agent") in the manner and to the extent described in Article 9 of the Credit Agreement referred to below. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H:
                              - - - - - - - - - -


            WHEREAS, LTV, the Borrowers, the Lenders and the Agent are parties to a Credit Agreement, dated as of October 12, 1994 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

            WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;


            1. Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the reference to "or" in the first parenthetical in the definition of "Material Subsidiary" and inserting a comma in lieu thereof and (ii) inserting the following text immediately after the reference to "Interstate Commerce Commission" in the first parenthetical in the definition of "Material Subsidiary":

     ", or any Varco Pruden Company".

            2. Section 1.1 of the Credit Agreement is hereby further amended by inserting therein in the appropriate alphabetical order the following new definitions:

            "VARCO PRUDEN ASSET PURCHASE AGREEMENT shall mean the Asset Purchase Agreement, dated as of May 21, 1997, as amended from time to time, among The LTV Corporation, United Dominion Industries, Inc. and United Dominion Industries Limited.

            VARCO PRUDEN ASSETS shall mean (i) all or substantially all of the assets (which may include certain equity interests) comprising the Varco Pruden division and the AEP-Span division of United Dominion Industries, Inc., (ii) certain other assets of United Dominion Industries, Inc.'s affiliates, including, without limitation equity interests in certain joint ventures in China, Brazil (Medabil), Argentina and

      Egypt in which Varco-Pruden International Limited or Span Holdings Limited, each a Bahamian corporation and wholly owned subsidiary of United Dominion Industries Limited, holds an equity interest, and (iii) other assets acquired by any Varco Pruden Company subsequent to the initial acquisition pursuant to the Varco Pruden Asset Purchase Agreement.

            VARCO PRUDEN COMPANIES shall mean VP Buildings Inc. and any direct or indirect subsidiary thereof which owns any of the Varco Pruden Assets.".

            3. Section 7.2 of the Credit Agreement is hereby amended by (i) deleting the reference to "and" appearing at the end of clause (xiv), (ii) deleting the period appearing at the end of clause (xv) and inserting "; and " in lieu thereof and (iii) inserting the following new clause (xvi) at the end thereof:

            "(xvi) Liens on any Varco Pruden Assets owned by a Varco Pruden Company.".

            4. Section 7.3 of the Credit Agreement is hereby amended by (i) deleting the reference to "and" appearing at the end of clause (xv), (ii) deleting the period appearing at the end of clause (xvi) and inserting "; and" in lieu thereof and (iii) inserting the following new clause (xvii) at the end of thereof:

            "(xvii) any Varco Pruden Company may create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, PROVIDED that such Indebtedness is non-recourse to LTV or any Subsidiary of LTV (other than any Varco Pruden Company).".

            5. Section 7.6 of the Credit Agreement is hereby amended by deleting clause (v) in its entirety and inserting the following new clause (v) in lieu thereof:

            "(v) LTV and its Wholly-Owned Subsidiaries may make and own Investments in their respective Wholly-Owned Subsidiaries; PROVIDED that
      (x) LTV and/or its Subsidiaries may make Investments in the Varco Pruden Companies in the amount required to accomplish the initial acquisition of the Varco Pruden Assets, pursuant to the Varco Pruden Asset Purchase Agreement, on the date of the acquisition thereof and (y) the aggregate amount of Investments made by LTV and its Subsidiaries after the Closing Date pursuant to this clause (v)(y) in (i) Material Subsidiaries which are not Credit Parties (other than LTV Finance) (and including Contingent Obligations with respect thereto) and (ii) the Varco Pruden Companies after the initial Investments therein pursuant to clause (v)(x) above, in the case of clauses (v)(y)(i) and (v)(y)(ii) shall not exceed $50,000,000 at any time;".

            6. Section 7.9 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing before clause (ii) therein and (ii) inserting the following new clause (iii) immediately before the semicolon at the end of clause (ii):

     "and (iii) the lines of business engaged in by the Varco Pruden Companies as a result of the initial acquisition by LTV of the Varco Pruden Assets pursuant to the Varco Pruden Asset Purchase Agreement".

            7. Section 7.16 of the Credit Agreement is hereby amended by deleting the first proviso appearing therein in its entirety and inserting the following new proviso in lieu thereof:

      "provided that if (A) J&L Empire, Inc. incurs non-recourse Indebtedness or (B) any Varco Pruden Company incurs Indebtedness (which Indebtedness shall be non- recourse to LTV or any Subsidiary of LTV (other than any Varco Pruden Company)), as the case may be, that is otherwise permitted under this Agreement, the documents pursuant to which such Indebtedness is incurred may contain restrictions otherwise prohibited under this Section 7.16;".

            8. Section 7.19 of the Credit Agreement is hereby amended by inserting the following new parenthetical immediately after the reference to "Subsidiaries" in the last sentence therein:

      "(other than a Varco Pruden Company)".

            9. In order to induce the undersigned . Lenders to enter into this Amendment, LTV and the Borrowers hereby represent and warrant that:

            (a) No Default or Event of Default exists as of the Eighth Amendment Effective Date and after giving effect to this Amendment;

            (b) On the Eighth Amendment Effective Date after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects; and

            (c) On and after the Eighth Amendment Effective Date, this Amendment, and the transactions permitted hereby, shall be permitted by, and shall not violate any material term of or cause a breach of, any of the Related Agreements.

            10. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            11. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with LTV, the Borrowers and the Agent.

            12. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            13. This Amendment shall become effective on the date (the "Eighth Amendment Effective Date") on which LTV, the Borrowers and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile device) the same to the Agent.

            14. From and after the Eighth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.



                                  *    *    *

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above.


                                        THE LTV CORPORATION


                                        By: /s/ J.C. Skurek
                                           -------------------------------------
                                           Name: J. C. Skurek
                                           Title: Vice President & Treasurer



                                        LTV STEEL COMPANY, INC.


                                        By: /s/ J.C. Skurek
                                           -------------------------------------
                                           Name: J. C. Skurek
                                           Title: Vice President & Treasurer



                                        LTV STEEL MINING CO.

                                        By: Youngstown Erie Corporation


                                        By: /s/ J.C. Skurek
                                           -------------------------------------
                                           Name: J. C. Skurek
                                           Title: Vice President & Treasurer


                                        By: Erie B Corporation


                                        By: /s/ J.C. Skurek
                                           -------------------------------------
                                           Name: J. C. Skurek
                                           Title: Vice President & Treasurer

                                        By: Erie I Corporation


                                        By: /s/ J.C. Skurek
                                           -------------------------------------
                                           Name: J. C. Skurek
                                           Title: Vice President & Treasurer



                                        LTV STEEL TUBULAR PRODUCTS
                                           COMPANY


                                        By: /s/ J.C. Skurek
                                           -------------------------------------
                                           Name: J. C. Skurek
                                           Title: Vice President & Treasurer



                                        BT COMMERCIAL CORPORATION,
                                           individually and as Agent
                                           and Collateral Agent

                                        By: /s/ Bruce W. Addison
                                           -------------------------------------
                                           Name: Bruce W. Addison
                                           Title:  Vice President


                                        THE CHASE MANHATTAN BANK,
                                           as a Lender

                                        By: /s/ James H. Ramage
                                           -------------------------------------
                                           Name: James H. Ramage
                                           Title: Vice President

                                        THE LONG-TERM CREDIT BANK OF
                                           JAPAN, LTD., CHICAGO BRANCH,
                                           as a Lender

                                        By: /s/ Brady S. Sadek
                                           -------------------------------------
                                           Name:  Brady S. Sadek
                                           Title: Vice President & Deputy
                                                  General Manager



                                        MELLON BANK N.A., as a Lender



                                        By: /s/ Richard K. James
                                           -------------------------------------
                                           Name:  Richard K. James
                                           Title: Vice President



                                        THE SUMITOMO BANK, LTD.,
                                           CHICAGO BRANCH, as a Lender


                                        By: /s/ John Kemper
                                           -------------------------------------
                                           Name: John Kemper
                                           Title: Senior Vice President



                                        PNC BANK NATIONAL ASSOCIATION,
                                           as a Lender



                                        By: /s/ MARK RUTHERFORD
                                           -------------------------------------
                                           Name: MARK RUTHERFORD
                                           Title: Vice-President

                                        CREDIT LYONNAIS CHICAGO
                                           BRANCH, as a Lender



                                        By: /s/ Julie T. Kanak
                                           -------------------------------------
                                           Name: Julie T. Kanak
                                           Title: Vice President



                                        CAISSE NATIONALE DE CREDIT
                                           AGRICOLE, as a Lender


                                        By: /s/ David Bouhl
                                           -------------------------------------
                                           Name: DAVID BOUHL, F.V.P.
                                           Title: HEAD OF CORPORATE BANKING
                                                         CHICAGO



                                        NATIONAL CITY BANK, as a Lender



                                        By: /s/ Davis R. Bonner
                                           -------------------------------------
                                           Name: Davis R. Bonner
                                           Title: Vice President/Senior Lending
                                                  Officer




                                        KEYBANK NATIONAL ASSOCIATION, as a
                                           Lender



                                        By: /s/ Richard A. Pohle
                                           -------------------------------------
                                           Name:  Richard A. Pohle
                                           Title: Vice President

                 NINTH AMENDMENT TO LETTER OF CREDIT AGREEMENT
                 ---------------------------------------------


            NINTH AMENDMENT (the "Amendment"), dated as of August 28, 1997, among The LTV Corporation, a Delaware corporation ("LTV"), LTV Steel Company, Inc., a New Jersey corporation ("LTVSC"), LTV Steel Mining Company, a Minnesota limited partnership ("LTVSM"), LTV Steel Tubular Products Company, a Delaware corporation ("LTVSTP", and together with LTVSC and LTVSM, the "Borrowers"), the financial institutions party to the Credit Agreement referred to below (the "Lenders") and BT Commercial Corporation, acting as Agent (the "Agent") in the manner and to the extent described in Article 9 of the Credit Agreement referred to below. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H:
                              - - - - - - - - - -


            WHEREAS, LTV, the Borrowers, the Lenders and the Agent are parties to a Credit Agreement, dated as of October 12, 1994 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

            WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;


            1. Section 7.3 of the Credit Agreement is hereby amended by deleting the reference to "$150,000,000" in subsection (xv) and inserting "$300,000,000" in lieu thereof.

            2. Section 7.19 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

      "Notwithstanding anything to the contrary contained in this Agreement, the existence of an "equal and ratable" clause in any indenture or other agreement evidencing other Indebtedness shall not in and of itself result in a violation of this Section 7.19 and Section 7.2 of the Credit Agreement, PROVIDED, HOWEVER, that (i) the existence of such "equal and ratable" clause shall not give any of the Credit Parties or any of their Subsidiaries the right to create or suffer to exist any Lien on their assets that is not otherwise permitted by Section 7.2 of the Credit Agreement and (ii) such "equal and ratable" clause shall except from its operation the creation or assumption of any Lien on the Collateral with respect to this Agreement and any extension, revision, refinancing or replacement thereof by a lender or syndicate of lenders.".

            3. In order to induce the undersigned Lenders to enter into this Amendment, LTV and the Borrowers hereby represent and warrant that:

            (a) No Default or Event of Default exists as of the Ninth Amendment Effective Date (as defined below in Section 7), and after giving effect to this Amendment;

            (b) On the Ninth Amendment Effective Date after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects; and

            (c) On and after the Ninth Amendment Effective Date, this Amendment shall be permitted by, and shall not violate any material term of or cause a breach of, any of the Related Agreements.

            4. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with LTV, the Borrowers and the Agent.

            6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            7. This Amendment shall become effective on the date (the "Ninth Amendment Effective Date") on which LTV, the Borrowers and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile device) the same to the Agent.

            8. From and after the Ninth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.

                               *       *       *

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above.


                                        THE LTV CORPORATION


                                        By: /s/ Arthur W. Huge
                                           -------------------------------------
                                           Name: Arthur W. Huge
                                           Title: Senior Vice President and
                                                  Chief Financial Officer



                                        LTV STEEL COMPANY, INC.


                                        By: /s/ Arthur W. Huge
                                           -------------------------------------
                                           Name: Arthur W. Huge
                                           Title: Senior Vice President and
                                                  Chief Financial Officer



                                        LTV STEEL MINING CO.

                                        By: Youngstown Erie Corporation


                                        By: /s/ Arthur W. Huge
                                           -------------------------------------
                                           Name: Arthur W. Huge
                                           Title: Vice President and Controller


                                        By: Erie B Corporation


                                        By: /s/ Arthur W. Huge
                                           -------------------------------------
                                           Name: Arthur W. Huge
                                           Title: Vice President and Controller

                                        By: Erie I Corporation


                                        By: /s/ Arthur W. Huge
                                           -------------------------------------
                                           Name: Arthur W. Huge
                                           Title: Vice President and Controller



                                        LTV STEEL TUBULAR PRODUCTS
                                           COMPANY


                                        By: /s/ Arthur W. Huge
                                           -------------------------------------
                                           Name: Arthur W. Huge
                                           Title: Vice President and Controller



                                        BT COMMERCIAL CORPORATION,
                                           individually and as Agent
                                           and Collateral Agent

                                        By: /s/ Bruce W. Addison
                                           -------------------------------------
                                           Name: Bruce W. Addison
                                           Title:  Vice President


                                        CAISSE NATIONALE DE CREDIT
                                           AGRICOLE, as a Lender


                                        By: /s/ David Bouhl
                                           -------------------------------------
                                           Name: DAVID BOUHL, F.V.P.
                                           Title: HEAD OF CORPORATE BANKING
                                                         CHICAGO

                                        THE CHASE MANHATTAN BANK,
                                           as a Lender

                                        By: /s/ Peter M. Ling
                                           -------------------------------------
                                           Name: Peter M. Ling
                                           Title: Vice President



                                        CREDIT LYONNAIS CHICAGO
                                           BRANCH, as a Lender



                                        By: /s/ Julie T. Kanak
                                           -------------------------------------
                                           Name: Julie T. Kanak
                                           Title: Vice President



                                        KEYBANK NATIONAL ASSOCIATION, as a
                                           Lender



                                        By: /s/ Richard A. Pohle
                                           -------------------------------------
                                           Name:  Richard A. Pohle
                                           Title: Vice President



                                        THE LONG-TERM CREDIT BANK OF
                                           JAPAN, LTD., CHICAGO BRANCH,
                                           as a Lender

                                        By: /s/ Brady S. Sadek
                                           -------------------------------------
                                           Name:  Brady S. Sadek
                                           Title: Senior Vice President

                                        MELLON BANK N.A., as a Lender



                                        By: /s/ Richard K. James
                                           -------------------------------------
                                           Name:  Richard K. James
                                           Title: Vice President


                                        NATIONAL CITY BANK, as a Lender



                                        By: /s/ Renold D. Thompson, Jr.
                                           -------------------------------------
                                           Name: Renold D. Thompson, Jr.
                                           Title: Senior Vice President

                                        PNC BANK, NATIONAL ASSOCIATION,
                                           as a Lender



                                        By: /s/ MARK W. RUTHERFORD
                                           -------------------------------------
                                           Name: MARK W. RUTHERFORD
                                           Title: Vice-President



                                        THE SUMITOMO BANK, LTD.,
                                           CHICAGO BRANCH, as a Lender


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                 TENTH AMENDMENT TO LETTER OF CREDIT AGREEMENT
                 ---------------------------------------------


            TENTH AMENDMENT (the "Amendment"), dated as of September 4, 1997, among The LTV Corporation, a Delaware corporation ("LTV"), LTV Steel Company, Inc., a New Jersey corporation ("LTVSC"), LTV Steel Mining Company, a Minnesota limited partnership ("LTVSM"), LTV Steel Tubular Products Company, a Delaware corporation ("LTVSTP", and together with LTVSC and LTVSM, the "Borrowers"), the financial institutions party to the Credit Agreement referred to below (the "Lenders") and BT Commercial Corporation, acting as Agent (the "Agent") in the manner and to the extent described in Article 9 of the Credit Agreement referred to below. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H:
                              - - - - - - - - - -


            WHEREAS, LTV, the Borrowers, the Lenders and the Agent are parties to a Credit Agreement, dated as of October 12, 1994 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

            WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;


            1. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definition in alphabetical order:

            "INDENTURE shall mean the indenture containing provisions substantially in the form of the provisions in the preliminary Offering Memorandum of LTV, dated August 29, 1997.".

            2. Section 7,3 of the Credit Agreement is hereby amended by inserting the following text at the end of clause (xi) thereof:


      "; PROVIDED FURTHER that the Indebtedness permitted under clause (vii) of this Section, including any redemption premium payable with respect thereto, may be refinanced with the proceeds of the offering of notes contemplated by the preliminary Offering Memorandum of LTV dated August 29, 1997.".

            3. Section 7.16 of the Credit Agreement is hereby amended by deleting the period at the end thereof and inserting the following text in lieu thereof:

      "; PROVIDED FURTHER that this Section 7.16 shall not prohibit the creation of restrictions affecting Subsidiaries as are set out in the Indenture.".

            4. In order to induce the undersigned Lenders to enter into this Amendment, LTV and the Borrowers hereby represent and warrant that:

            (a) No Default or Event of Default exists as of the Tenth Amendment Effective Date (as defined below in Section 8), and after giving effect to this Amendment;

            (b) On the Tenth Amendment Effective Date after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects;

            (c) On and after the Tenth Amendment Effective Date, this Amendment shall be permitted by, and shall not violate any material term of or cause a breach of, any of the Related Agreements; and

            (d) As of the Tenth Amendment Effective Date, all Guarantors (except
      LTV) are direct or indirect, wholly-owned Subsidiaries of LTV which would be considered to be Restricted Subsidiaries (as defined in the Indenture) for purposes of the Indenture.

            5. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with LTV, the Borrowers and the Agent.

            7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            8. This Amendment shall become effective on the date (the "Tenth Amendment Effective Date") on which LTV, the Borrowers and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile device) the same to the Agent.

            9. From and after the Tenth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.


                               *       *       *

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above.


                                        THE LTV CORPORATION


                                        By: /s/ J.C. Skurek
                                           -------------------------------------
                                           Name: John C. Skurek
                                           Title: Vice President and Treasurer



                                        LTV STEEL COMPANY, INC.


                                        By: /s/ J.C. Skurek
                                           -------------------------------------
                                           Name: John C. Skurek
                                           Title: Vice President and Treasurer



                                        LTV STEEL MINING CO.

                                        By: Youngstown Erie Corporation


                                        By: /s/ J.C. Skurek
                                           -------------------------------------
                                           Name: John C. Skurek
                                           Title: Vice President and Treasurer


                                        By: Erie B Corporation


                                        By: /s/ J.C. Skurek
                                           -------------------------------------
                                           Name: John C. Skurek
                                           Title: Vice President and Treasurer

                                        By: Erie I Corporation


                                        By: /s/ J.C. Skurek
                                           -------------------------------------
                                           Name: John C. Skurek
                                           Title: Vice President and Treasurer



                                        LTV STEEL TUBULAR PRODUCTS
                                           COMPANY


                                        By: /s/ J.C. Skurek
                                           -------------------------------------
                                           Name: John C. Skurek
                                           Title: Vice President and Treasurer



                                        BT COMMERCIAL CORPORATION,
                                           individually and as Agent
                                           and Collateral Agent

                                        By: /s/ Bruce W. Addison
                                           -------------------------------------
                                           Name: Bruce W. Addison
                                           Title:  Vice President


                                        CAISSE NATIONALE DE CREDIT
                                           AGRICOLE, as a Lender


                                        By: /s/ David Bouhl
                                           -------------------------------------
                                           Name: David Bouhl, F.V.P.
                                           Title: Head of Corporate Banking
                                                         Chicago

                                        THE CHASE MANHATTAN BANK,
                                           as a Lender

                                        By: /s/ James H. Ramage
                                           -------------------------------------
                                           Name: James H. Ramage
                                           Title: Vice President



                                        CREDIT LYONNAIS CHICAGO
                                           BRANCH, as a Lender



                                        By: /s/ Julie T. Kanak
                                           -------------------------------------
                                           Name: Julie T. Kanak
                                           Title: Vice President



                                        KEYBANK NATIONAL ASSOCIATION, as a
                                           Lender



                                        By: /s/ Richard A. Pohle
                                           -------------------------------------
                                           Name:  Richard A. Pohle
                                           Title: Vice President



                                        THE LONG-TERM CREDIT BANK OF
                                           JAPAN, LTD., CHICAGO BRANCH,
                                           as a Lender

                                        By: /s/ Brady S. Sadek
                                           -------------------------------------
                                           Name:  Brady S. Sadek
                                           Title: Senior Vice President

                                        MELLON BANK N.A., as a Lender



                                        By: /s/ Richard K. James
                                           -------------------------------------
                                           Name:  Richard K. James
                                           Title: Vice President


                                        NATIONAL CITY BANK, as a Lender



                                        By: /s/ Davis R. Bonner
                                           -------------------------------------
                                           Name: Davis R. Bonner
                                           Title: Vice President

                                        PNC BANK, NATIONAL ASSOCIATION,
                                           as a Lender



                                        By: /s/ Mark W. Rutherford
                                           -------------------------------------
                                           Name: Mark W. Rutherford
                                           Title: Vice President



                                        THE SUMITOMO BANK, LTD.,
                                           CHICAGO BRANCH, as a Lender


                                        By: /s/ John H. Kemper
                                           -------------------------------------
                                           Name: John H. Kemper
                                           Title: Senior Vice President